SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported)  19 December, 1998
                                                        -----------------


                       Boston Restaurant Associates, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   333-43999                  61-1162263
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)


                    999 Broadway, Suite 400, Saugus, MA    01906
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              (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code (781) 231-7575
                                                          --------------


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         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         In December 1998, Boston Restaurant Associates, Inc., a Delaware corporation, entered into a joint venture arrangement with Italian Ventures, LLC, a Kentucky corporation, for the purpose of developing and expanding Polcari's Restaurants in the continental United States. Pursuant to which, a new corporation was duly formed. Regina Ventures, LLC, the new corporation, consists of two members, Boston Restaurant Associates, Inc., a 51% member and Italian Ventures, LLC, a 49% member.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          BOSTON RESTAURANT ASSOCIATES, INC.


Date:  January 5, 1999                    By:  /s/ George R. Chapdelaine
                                               --------------------------------
                                               George R. Chapdelaine, President